EXHIBIT 10.5 (iii)

AMENDMENT TWO

TO

EMPLOYMENT AGREEMENT

Effective January 1, 2003, this AMENDMENT TWO TO EMPLOYMENT AGREEMENT by and between Anthem Insurance Companies, Inc., an Indiana insurance company (the “Company”), and Samuel R. Nussbaum, M.D. (the “Executive”) hereby amends the EMPLOYMENT AGREEMENT (the “Agreement”) between the parties dated as of the 2nd day of January, 2001, as follows:

1.	Section 2 of the Agreement is hereby amended by deleting the termination date and inserting in place thereof the 31st day of December, 2004.

2.	The first paragraph of Section 11 of the Agreement is hereby amended by deleting the provision “one (1) year” and inserting in place thereof “eighteen (18) months.”

3.	Section 16(b) of the Agreement is hereby amended by deleting the provision “one (1) year” and inserting in place thereof “eighteen (18) months.”

4.	All other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and the Executive have duly executed this AMENDMENT TWO TO EMPLOYMENT AGREEMENT effective as of the day and year first above written.

Samuel R. Nussbaum, M.D.	Anthem Insurance Companies, Inc.

/s/ Samuel R. Nussbaum, M.D.	By:	/s/ Larry C. Glasscock

Name: Larry C. Glasscock Title: President and CEO